SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                                       of
                       the Securities Exchange Act of 1934

                        Date of Report: February 20, 1998

                        BANKUNITED FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    FLORIDA                     5-43936                         65-0377773
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(State or other         (Commission File Number)               (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

                255 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134
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               (Address of principal executive offices) (ZIP Code)

       Registrant's telephone number, including area code: (305) 569-2000


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Item 5.           OTHER EVENTS.

                  On January 15, 1998 the Board of Directors of BankUnited Financial Corporation (the "Registrant") decided to redeem the 8% Noncumulative Preferred Stock, Series 1993 (the "Series 1993 Preferred Stock") at a redemption price of $ 10.00 per share on February 20, 1998. Holders of 713,464 shares of the Series 1993 Preferred Stock elected to exercise their right to convert Series 1993 Preferred Stock to shares of the Registrant's Series 1 Class A Common Stock ("Class A Common Stock"). As a result, 713,464 additional shares of Class A Common Stock were issued upon conversion, and 31,406 shares of Series 1993 Preferred Stock were redeemed on February 20, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           BANKUNITED FINANCIAL CORPORATION

                                           By: /s/ NANCY L. ASHTON
                                               ---------------------------------
                                               Nancy L. Ashton
                                                   Senior Vice President and
                                                   Assistant Secretary

Dated: March 2, 1998